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                                     [LOGO]
                              The
                                 NORTH CAROLINA
                               TAX FREE BOND FUND

                             A NO-LOAD MUTUAL FUND

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                                  ANNUAL REPORT

                                 August 31, 2001

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                                     [LOGO]
                                  BOYS, ARNOLD
                                & COMPANY, INC.

                               INVESTMENT ADVISOR
                            Post Office Drawer 5255
                            1272 Hendersonville Road
                      Asheville, North Carolina 28813-5255
                                 1.800.286.8038

                               FUND ADMINISTRATOR
                         Integrated Fund Services, Inc.
                                 P.O. Box 5354
                          Cincinnati, Ohio 45201-5354
                                 1.800.841.0987
--------------------------------------------------------------------------------

September 19, 2001

To the Shareholders of the North Carolina Tax Free Bond Fund:

We are pleased to report on the progress of your Fund for the year ended August 31, 2001.

It was another good year for municipal bond investors, and the Fund, amid a period of noticeable change. Throughout most of the fiscal year, interest rate reductions by the Federal Reserve, coupled with the desire of investors to find "safe harbors" in a period of deteriorating stock prices, buoyed most high quality bonds, particularly municipal bonds. These effects more than offset concern over the impact that lower federal income tax rates might have on tax exempt bonds. Because your Fund is composed of a high quality portfolio of North Carolina municipal bonds, it benefited in this "flight to quality" environment.

For the fiscal year ended August 31, 2001, the Fund's total return was + 9.12% (which includes both income and price change). This return compares to the average total return for the same period as the 35 North Carolina Municipal Debt Funds which increased 9.15 %, as ranked by Lipper Analytical Services, Inc. For the same time period the Lehman Brothers Municipal Bond Index, a national bond index with a lower average quality and shorter duration, increased 10.19%. The Fund's net asset value on August 31, 2001 was $11.08 per share.

The Fund maintains a diversified portfolio of high quality North Carolina municipal bonds with an average quality rating of AA+ as rated by Standard and Poor's Corporation quality ratings. The average maturity of the portfolio is 12 years with a duration of 9 years.

The terrorist attack on September 11, 2001, has many implications, the most obvious being the increased duration of the current economic downturn. Longer term, the implications of the government's stimulus to stabilize the nation's economy and strengthen our defense may have an adverse effect on long-term inflation expectations. Certainly in the near term, bond investors should experience greater comfort given the uncertainty of the economy and the war on terrorism that is underway.

The legislative budget debate in North Carolina has been in the press recently. With a balanced budget amendment in place, North Carolina has in the past maintained an AAA investment rating on State issued bonds. The current bipartisan budget debate has dragged on and created some uncertainty about whether a balanced budget would in fact be accomplished. A compromise has been reached and is pending. Final approval of both houses is needed to accomplish resolution. With this, we anticipate that the State's AAA credit rating will be maintained. The proposal includes a temporary increase in the state income tax rate for a three-year period under the presumption that the economy will recover by then.

We believe that high quality municipal bonds continue to offer investors attractive tax-free returns with relatively greater safety than can be found in most other investments. They also can offer stability to a portfolio in periods of high volatility in the stock markets. For these reasons, we feel that bonds are an attractive component of an "all-weather" portfolio. We encourage investors to take a long-term view of their investment in the Fund and to consider a plan of dollar cost averaging as a disciplined investment approach.

Thank you for your continued interest and support. We welcome your comments and suggestions.

Sincerely,


John B. Kuhns            Jon L. Vannice
President                Vice President

                     The North Carolina Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the North Carolina
        Tax Free Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

            ---------------------------------------------------------
                                                      August 31, 2001
                                                      ---------------
            The North Carolina Tax Free Bond Fund         $16,202
            Lehman Brothers Municipal Bond Index          $17,651
            ---------------------------------------------------------

            Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     The North Carolina Tax Free Bond Fund
                          Average Annual Total Returns

               1 Year         5 Years        Since Inception*
               ------         -------        ----------------
                9.12%           6.09%             5.79%
--------------------------------------------------------------------------------
* Commencement of operations was January 13, 1993.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2001

ASSETS
     Investment securities, at value (amortized cost $14,250,305)            $ 15,038,435
     Cash                                                                           1,857
     Interest receivable                                                          205,998
     Receivable for capital shares sold                                               500
     Other assets                                                                   3,575
                                                                             ------------
          TOTAL ASSETS                                                         15,250,365
                                                                             ------------

LIABILITIES
     Dividends payable                                                              3,546
     Payable for capital shares redeemed                                           25,873
     Payable to Advisor                                                             2,388
     Payable to Administrator                                                       4,870
     Other accrued expenses and liabilities                                         8,108
                                                                             ------------
          TOTAL LIABILITIES                                                        44,785
                                                                             ------------

NET ASSETS                                                                   $ 15,205,580
                                                                             ============

NET ASSETS CONSIST OF
Paid-in capital                                                              $ 14,539,676
Accumulated net realized losses from security transactions                       (122,226)
Net unrealized appreciation on investments                                        788,130
                                                                             ------------
          NET ASSETS                                                         $ 15,205,580
                                                                             ============

Shares of beneficial interest outstanding (unlimited number of shares
     authorized, no par value)                                                  1,371,804
                                                                             ============

Net asset value, offering price and redemption price per share               $      11.08
                                                                             ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                             STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 2001

INVESTMENT INCOME
     Interest                                                                $    733,621
                                                                             ------------

EXPENSES
     Investment advisory fees                                                      50,612
     Shareholder servicing fees                                                    36,193
     Accounting services fees                                                      24,000
     Administration fees                                                           21,698
     Transfer agent fees                                                           12,000
     Custodian fees                                                                11,640
     Professional fees                                                             11,150
     Insurance expense                                                              6,814
     Pricing costs                                                                  6,443
     Trustees' fees and expenses                                                    5,222
     Postage and supplies                                                           3,934
     Reports to shareholders                                                        1,110
     Registration fees                                                                360
                                                                             ------------
          TOTAL EXPENSES                                                          191,176
     Investment advisory fees waived                                              (32,068)
     Shareholder servicing fees waived                                            (36,193)
                                                                             ------------
          NET EXPENSES                                                            122,915
                                                                             ------------

NET INVESTMENT INCOME                                                             610,706
                                                                             ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                                    678
     Net change in unrealized appreciation/depreciation on investments            675,119
                                                                             ------------
          NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        675,797
                                                                             ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $  1,286,503
                                                                             ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Year Ended       Year Ended
                                                                                    August 31,       August 31,
                                                                                       2001             2000
                                                                                   ------------     ------------
FROM OPERATIONS
     Net investment income                                                         $    610,706     $    616,706
     Net realized gains (losses) from security transactions                                 678         (122,904)
     Net change in unrealized appreciation/depreciation on investments                  675,119          329,262
                                                                                   ------------     ------------
          NET INCREASE IN NET ASSETS FROM OPERATIONS                                  1,286,503          823,064
                                                                                   ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                                        (610,706)        (616,706)
     From net realized gains from security transactions                                      --          (13,244)
                                                                                   ------------     ------------
          DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                    (610,706)        (629,950)
                                                                                   ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                                        1,248,952        3,376,543
     Net asset value of shares issued in
          reinvestment of distributions to shareholders                                 516,228          532,626
     Payment for shares redeemed                                                     (1,203,304)      (4,042,163)
                                                                                   ------------     ------------
          NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         561,876         (132,994)
                                                                                   ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                          1,237,673           60,120

NET ASSETS
     Beginning of year                                                               13,967,907       13,907,787
                                                                                   ------------     ------------
     End of year                                                                   $ 15,205,580     $ 13,967,907
                                                                                   ============     ============

CAPITAL SHARE ACTIVITY
     Shares sold                                                                        116,390          327,351
     Shares issued in reinvestment of distributions to shareholders                      47,756           51,953
     Shares redeemed                                                                   (111,904)        (392,920)
                                                                                   ------------     ------------
     Net increase (decrease) in shares outstanding                                       52,242          (13,616)
     Shares outstanding, beginning of year                                            1,319,562        1,333,178
                                                                                   ------------     ------------
     Shares outstanding, end of year                                                  1,371,804        1,319,562
                                                                                   ============     ============

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                    Year Ended August 31,
                                                                 ------------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 --------     --------     --------     --------     --------

NET ASSET VALUE AT BEGINNING OF YEAR                             $  10.59     $  10.43     $  11.11     $  10.63     $  10.32
                                                                 --------     --------     --------     --------     --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income                                           0.46         0.46         0.44         0.45         0.47
     Net realized and unrealized gains (losses) on investments       0.49         0.17        (0.58)        0.48         0.31
                                                                 --------     --------     --------     --------     --------
          TOTAL FROM INVESTMENT OPERATIONS                           0.95         0.63        (0.14)        0.93         0.78
                                                                 --------     --------     --------     --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                     (0.46)       (0.46)       (0.44)       (0.45)       (0.47)
     From net realized gains from security transactions                --        (0.01)       (0.10)          --           --
                                                                 --------     --------     --------     --------     --------
          TOTAL DISTRIBUTIONS                                       (0.46)       (0.47)       (0.54)       (0.45)       (0.47)
                                                                 --------     --------     --------     --------     --------

NET ASSET VALUE AT END OF YEAR                                   $  11.08     $  10.59     $  10.43     $  11.11     $  10.63
                                                                 ========     ========     ========     ========     ========

TOTAL RETURN                                                         9.12%        6.30%       (1.36%)       8.92%        7.71%
                                                                 ========     ========     ========     ========     ========

NET ASSETS AT END OF YEAR (000's)                                $ 15,206     $ 13,968     $ 13,908     $ 12,436     $  9,954
                                                                 ========     ========     ========     ========     ========

RATIO OF EXPENSES TO AVERAGE NET ASSETS
     Before expense reimbursements and waived fees                   1.32%        1.36%        1.41%        1.42%        1.68%
     After expense reimbursements and waived fees                    0.85%        0.85%        0.85%        0.83%        0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                 4.22%        4.50%        4.08%        4.15%        4.49%

PORTFOLIO TURNOVER RATE                                                 1%          19%           5%          36%          20%

See accompanying notes to financial statements.

                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
 Appalachian State University, North Carolina
    Utility System Revenue                                 150,000      5.90%    05-15-08         164,438

 Asheville, North Carolina
    Water System Revenue                                   150,000      5.50%    08-01-11         162,136

 Buncombe County, North Carolina
    Certificate of Participation                           500,000      5.00%    12-01-12         525,840

 Buncombe County, North Carolina
    Solid Waste System Special Obligation Revenue          200,000      5.60%    03-01-11         215,632

 Cabarrus County, North Carolina
    General Obligation                                     250,000      5.40%    02-01-17         264,405

 Charlotte, North Carolina
    General Obligation                                     250,000      5.25%    02-01-08         267,428

 Charlotte, North Carolina
    Law Enforcement Facilities Project Series A            125,000      6.10%    12-01-15         133,248
    Certificate of Participation

 Charlotte, North Carolina
    Public Improvements                                    400,000      5.30%    04-01-08         426,960

 Charlotte, North Carolina
    Storm Water Revenue                                    500,000      6.00%    06-01-20         557,485

 Charlotte, North Carolina
    Water & Sewer General Obligation                       400,000      5.60%    05-01-20         446,336

 Cumberland County, North Carolina
    Hospital Facilities Revenue                            500,000      5.25%    10-01-11         527,255

 Currituck County, North Carolina
    General Obligation                                     300,000      5.40%    04-01-14         316,155

 Duke University Hospital
    Community Hospital Revenue                             500,000      5.25%    06-01-17         509,205

 Durham, North Carolina
    General Obligation Revenue                             200,000      5.80%    02-01-12         214,596

 Fayetteville, North Carolina
    Public Works Revenue                                   500,000      5.10%    03-01-15         518,340

 Gaston County, North Carolina
    General Obligation                                     500,000      5.00%    03-01-17         517,710

 Gaston, North Carolina
    Memorial Hospital Project Revenue                      600,000      5.50%    02-15-15         620,706

 Gastonia, North Carolina
    Police Station Project Certificate of Participation    100,000      5.70%    08-01-15         106,127

 Gastonia, North Carolina
    Street Improvements General Obligation                 200,000      5.50%    05-01-13         216,244


                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
Gastonia, North Carolina
   Street Improvements General Obligation                  400,000      5.50%    05-01-16         428,080

Greensboro, North Carolina
   General Obligation Unlimited                            500,000      5.00%    03-01-12         523,210

Johnston County, North Carolina
   General Obligation                                      300,000      5.00%    05-01-18         308,871

Lincolnton, North Carolina
   Enterprise System Revenue                               200,000      5.38%    05-01-16         210,480

Mecklenburg County, North Carolina
   Public Improvement General Obligation                   200,000      5.50%    04-01-11         216,614

Morganton, North Carolina
   Water & Sewer General Obligation Revenue                500,000      5.70%    06-01-13         535,050

North Carolina Central University
   Housing System Revenue                                  200,000      5.80%    11-01-17         215,532

North Carolina Educational Facilities Finance Agency
   Elon College Project Revenue                            100,000      6.38%    01-01-14         103,176

North Carolina Housing Finance Agency
   Home Ownership Series 2-B Revenue                       500,000      5.10%    07-01-17         508,230

North Carolina Housing Finance Agency
   Home Ownership Series 6-B Revenue                       400,000      5.45%    01-01-11         429,852

North Carolina Housing Finance Agency
   Multifamily Series A Revenue                             95,000      5.80%    07-01-13          99,855

North Carolina Municipal Power Agency
   Number 1 - Catawba Electric Revenue                     100,000      6.00%    01-01-09         113,003

North Carolina Municipal Power Agency
   Number 1 - Catawba Electric Revenue                     100,000      5.75%    01-01-15         103,298

North Carolina State
   Clean Water Series A General Obligation                 100,000      5.80%    06-01-04         109,483

North Carolina State University
   Centennial Campus Series B Revenue                      500,000      5.13%    12-15-16         515,010

Piedmont Triad Airport Authority
   North Carolina Series A Revenue                         300,000      5.63%    07-01-14         328,119

Piedmont Triad Airport Authority
   North Carolina Series A Revenue                         200,000      5.88%    07-01-19         218,690

Pitt County, North Carolina
   Memorial Hospital Revenue                               500,000      5.25%    12-01-12         529,430

Pitt County, North Carolina
   Memorial Hospital Revenue                               100,000      5.50%    12-01-15         106,883


                      The North Carolina Tax Free Bond Fund

                            Portfolio of Investments

                                 August 31, 2001

                                                          Principal  Interest    Maturity       Value
                                                            Amount     Rate        Date        (note 1)
                                                             ($)                                  ($)

Municipal Obligations - 95.1%
 Raleigh, North Carolina
   General Obligation                                      500,000      5.25%    06-01-13         531,015

University of North Carolina
   General Obligation Revenue                              500,000      5.40%    05-15-09         556,925

Wake Forest University
   Finance Agency Revenue                                  500,000      5.00%    11-01-17         511,405

Wilmington, North Carolina
   Water & Sewer System Revenue                            400,000      5.40%    06-01-13         436,368

Winston-Salem, North Carolina
   General Obligation                                      100,000      5.50%    06-01-12         106,640

Total Municipal Obligations - 95.1% (amortized cost $13,667,335)                             $ 14,455,465

Cash Equivalents - 3.8%
 Federated North Carolina Municipal Money Market Portfolio
    (amortized cost $582,970)                                                                $    582,970

Total Value of Investment Securities - 98.9% (amortized cost $14,250,305) (a)                $ 15,038,435

Other Assets in Excess of Liabilities - 1.1%                                                      167,145

Net Assets - 100.0%                                                                          $ 15,205,580

(a) As of August 31, 2001, the cost of investment securities for federal income tax purposes was the same as that shown for financial statement purposes. Net unrealized appreciation of $788,130 was comprised of gross unrealized appreciation and depreciation of $788,130 and $, respectively.

See accompanying notes to financial statements.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES

The North Carolina Tax Free Bond Fund (the Fund) is a no-load, non-diversified series of Albemarle Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 and organized in 1992 as a Massachusetts business trust. The Fund began operations on January 13, 1993.

The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of North Carolina, to preserve capital and to protect the value of the portfolio against the effects of inflation. The Fund invests primarily in debt instruments of municipal issuers within the state of North Carolina. The issuers' abilities to meet their obligations may be affected by economic and legislative developments in the state of North Carolina.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Municipal obligations are valued by an independent pricing service which generally utilizes a computerized matrix system with consideration given to security quality, maturity, coupon, call features and the latest trading developments. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the security is valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price per share and the redemption price per share are equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. The Fund may purchase securities on a when issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders. For the year ended August 31, 2001, the Fund has designated 100% of its distributions paid to shareholders from net investment income as exempt-interest dividends for federal income tax purposes.

As of August 31, 2001, the Fund had capital loss carryforwards for federal income tax purposes of $15,622 and $106,604, which will expire on August 31, 2008 and 2009, respectively. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Cost  of  purchases  and  proceeds  from  sales  and  maturities  of  investment
securities,  other  than  short-term  investments,   amounted  to  $289,799  and
$198,856, respectively, for the year ended August 31, 2001.

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Boys, Arnold & Company, Inc. (the Advisor), or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Advisor under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. The Advisor currently intends to voluntarily waive its investment advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 0.85% of its average daily net assets. For the year ended August 31, 2001, the Advisor waived $32,068 of its investment advisory fees.

                      THE NORTH CAROLINA TAX FREE BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2001

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, IFS supplies non-investment related administrative and compliance services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement with the Trust, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of the Fund's portfolio securities.

SHAREHOLDER SERVICING PLAN
Under the terms of a Shareholder Servicing Plan (the Plan), the Fund may incur certain expenses for the compensation of persons providing ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by IFS. The basis for amounts paid under the Plan must be approved by the Board of Trustees and may not exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred and waived $36,193 of shareholder servicing fees under the Plan.

4.   ADOPTION OF NEW AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"), as revised, effective September 1, 2001. This Guide requires the Fund begin amortizing premiums and discounts on debt securities. Prior to this date, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of August 31, 2001. Management expects no material adjustments to the financial statements as a result of adopting these provisions.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Albemarle Investment Trust:

We have audited the accompanying statement of assets and liabilities of The North Carolina Tax Free Bond Fund (the "Fund"), a series of Albemarle Investment Trust, including the portfolio of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Carolina Tax Free Bond Fund as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dayton, Ohio
October 5, 2001